Rational Dividend Capture Fund

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

Rational Dynamic Brands Fund

Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

Rational Iron Horse Fund

Class A Shares: IRHAX Class C Shares: IRHCX Institutional Shares: IRHIX

Rational Strategic Allocation Fund

Class A Shares: HBAFX Class C Shares: RHSCX Institutional Shares: RHSIX

June 11, 2019

The information in this Supplement amends certain information contained in the Funds’ Statement of Additional Information (“SAI”) dated May 1, 2019.

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The following information is added after the section of the Funds’ SAI entitled “Additional Information About Investments and Risks - Regulation under the Commodity Exchange Act”:

Exclusion of Advisor from Commodity Pool Operator Definition

(Rational Dividend Capture Fund, Rational Dynamic Brands Fund, Rational Iron Horse Fund and Rational Strategic Allocation Fund Only)

With respect to the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, the Advisor is relying upon a related exclusion from the definition of commodity trading adviser (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Advisor and the Funds intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their investment strategies, their prospectuses or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish each Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of each Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, a Fund may incur additional compliance and other expenses.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2019, as revised June 11, 2019, Summary Prospectus dated June 11, 2019, and SAI dated May 1, 2019, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.